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                                                                    Exhibit 10.1

                                  ADDENDUM # 3

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Office of COLBURN HUNDLEY, INC., REALTOR GRAND RAPIDS (city), Michigan Phone:
616-742-5200 Fax: 616-742-5207 Email: todd@colburnhundley.com Date: June 30, , 2006 (time)

1. ADDENDUM TO AGREEMENT DATED October 31, 2005 covering property commonly know as:
     Lots 43-48, inclusive, Shady Park, as recorded in Liber 9 of Plats, Page 54, Muskegon County Records, situated in the County of
     Muskegon, MI

     Permanent Parcel Number __________________________________________________

2.   THIS ADDENDUM TO BE AN INTEGRAL PART OF THE AGREEMENT, WHICH IS AMENDED AS
     FOLLOWS:

     1. Pursuant to Page 1 Section 5 Buyer has deposited an additional $20,000 as an additional Earnest Deposit.

     2. Buyer is hereby notifying Seller that the 90 day contingency period as stated on Page 2 Section 9 has begun as of June 30, 2006, subject to the entry of judgment on July 10, 2006.

3. BY SIGNING BELOW BUYER / TENANT ACKNOWLEDGES HAVING READ AND RECEIVED A COPY OF THIS AGREEMENT.

     Witness:
              -----------------------   Entity: COMMUNITY SHORES BANK


     Buyer's Address:                   By: /S/ Heather Brolick
                      ---------------       ------------------------------------
                                            (Note: Please sign as you wish your
     --------------------------------        name to appear on the final
                                             papers.)

                                        Printed name of Signatory: Heather
                                                                   Brolick
                                        Its: PRESIDENT

4. BY SIGNING BELOW SELLER / LANDLORD ACKNOWLEDGES HAVING READ AND RECEIVED A COPY OF THIS AGREEMENT.

     Witness:                           Entity: Baumgardner-Hogan Real Estate,
              -----------------------           LLC


     Buyer's Address:                   By: /S/  Larry Baumgardner
                      ---------------       ------------------------------------
                                            (Note: Please sign as you wish your
     --------------------------------        name to appear on the final
                                             papers.)

                                        Printed name of Signatory: Larry
                                                                   Baumgardner
                                        Its: Member

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